UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 3, 2005

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                         000-19480             58-1651222
(State or other jurisdiction     (Commission File No.)   (IRS Employer
     of incorporation)                                  Identification No.)


1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia         30004
       (Address of principal executive offices)              (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

     On March 3, 2005, Per-Se Technologies, Inc. ("Per-Se") issued a press release announcing its results of operations for the quarterly period ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Per-Se also announced that John C. Pope has resigned from Per-Se's Board of Directors, effective February 28, 2005, due to other time commitments. Mr. Pope was the Board's Lead Independent Director, Chairman of the Audit Committee of the Board, and a member of the Board's Compensation and Governance Committees. The Board has elected other independent directors to fill vacancies resulting from Mr. Pope's resignation as follows: (i) C. Christopher Trower has been elected Lead Independent Director; (ii) Craig Macnab has been elected Chairman of the Audit Committee (the Board has determined that Mr. Macnab qualifies as an "audit committee financial expert" within the meaning of rules adopted by the Securities and Exchange Commission under Section 407 of the Sarbanes-Oxley Act of 2002, and that his past experience and background results in his financial sophistication within the meaning of NASD Rule 4350(d)(2)); and
(iii) John W. Clay, Jr. has been elected a member of the Compensation Committee of the Board. All of Per-Se's independent directors are members of the Governance Committee of the Board, and that committee has been reduced in size from eight members to seven as a result of Mr. Pope's resignation.

Item 9.01         Financial Statements and Exhibits.

       (c)        Exhibit 99.1 - Press Release dated March 3, 2005.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 3, 2005

                                   PER-SE TECHNOLOGIES, INC.



                                   By: /s/ CHRIS E. PERKINS
                                       -------------------------------
                                        Chris E. Perkins
                                        Executive Vice President
                                        and Chief Financial Officer

                                  EXHIBIT INDEX

            Exhibit
              No.                     Description
              ---                     -----------

             99.1       Press Release dated March 3, 2005.